SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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❑	Soliciting material pursuant to Rule 14a-1 1(c) or Rule 14a-12

ChinaCast Education Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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❑
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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ChinaCast Education Corporation
15 Reignwood Center
No. 8 Yong An Dong Li
Jian Guo Men Wai Avenue
Beijing 100022, PRC

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 18, 2008

Dear Stockholders:

NOTICE IS HEREBY GIVEN that an Annual Meeting of the Stockholders of ChinaCast Education Corporation, a Delaware corporation (the “Company”), will be held at 15 Reignwood Center, 8 Yong An Dong Li, Jian Guo Men Wai Avenue, Beijing 100022, PRC on Thursday, December 18, 2008, at 8:00 a.m. (local time). The phone numbers for participation at the Annual Meeting are: for those in the United States — the dial in number is 1-866-883-3101; for those in China — the dial in number is 86-10-5885-1011; for those in Singapore — the dial in number is 800-101-1853 — for those in Hong Kong — the dial in number is 852-3011-4560; and for those outside of the United States, China or Hong Kong — the dial in number is 1-866-883-3101. The pass code for all participants is *199406*. The meeting is called for the following purposes:

1. To elect five directors to the board of directors (the “Board of Directors”) of the Company to serve until the next annual meeting of stockholders held to elect directors and until their successors are elected and qualified;

2. To ratify the appointment of Deloitte Touche Tohmatsu CPA Ltd. as the Company’s independent auditors for the fiscal year ended December 31, 2008; and

3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The close of business on October 24, 2008 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. The stock transfer books of the Company will not be closed.

All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are respectfully requested by the board of directors to sign, date and return the enclosed proxy promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.

By order of the Board of Directors /s/Ron Chan Tze Ngon Ron Chan Tze Ngon Chairman of the Board of Directors and Chief Executive Officer

December 2, 2008

ChinaCast Education Corporation
15 Reignwood Center
No. 8 Yong An Dong Li
Jian Guo Men Wai Avenue
Beijing 100022, PRC

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of ChinaCast Education Corporation (the “Company,” “ChinaCast,” “we,” “us,” or “our”) for the Annual Meeting of Stockholders to be held at 15 Reignwood Center, 8 Yong An Dong Li, Jian Guo Men Wai Avenue, Beijing 100022, PRC at 8:00 a.m. (local time), on Thursday, December 18, 2008, and for any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The phone numbers for participation at the Annual Meeting are: for those in the United States — the dial in number is 1-866-883-3101; for those in China — the dial in number is 86-10-5885-1011; for those in Singapore — the dial in number is 800-101-1853 — for those in Hong Kong — the dial in number is 852-3011-4560; and for those outside of the United States, China or Hong Kong — the dial in number is 1-866-883-3101. The pass code for all participants is *199406*. Any stockholder giving such a proxy has the power to revoke it at any time before it is voted. Written notice of such revocation should be forwarded directly to the Secretary of the Company at the above address.

If the enclosed proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the directions thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no direction is specified will be voted for the election of the nominees set forth under the caption “Election of Directors,” and for ratification of the appointment of Deloitte Touche Tohmatsu CPA Ltd. as the Company’s independent auditors.

The approximate date on which this Proxy Statement and the accompanying form of proxy will first be mailed or given to the Company’s stockholders is on or about December 2, 2008.

Your vote is important. Accordingly, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the meeting. If you do attend, you may vote by ballot at the meeting, thereby canceling any proxy previously given.

VOTING SECURITIES

Only holders of shares of common stock, $0.0001 par value per share (the “Common Stock”), of record at the close of business on October 24, 2008 are entitled to vote at the meeting. On the record date, there were outstanding and entitled to vote 35,425,988 shares of Common Stock. For purposes of voting at the meeting, each share is entitled to one vote upon all matters to be acted upon at the meeting. A majority-in-interest of the outstanding shares represented at the meeting in person or by proxy shall constitute a quorum. The affirmative vote of a plurality of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors is required for the election of our directors. The affirmative vote of a majority of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the appointment of Deloitte Touche Tohmatsu CPA Ltd., independent certified public accountants, as our independent auditors. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of directors, except to the extent that the failure to vote for any individual may result in another individual’s receiving a larger proportion of votes. Except for determining the presence or absence of a quorum for the transaction of business, broker non-votes are not counted for any purpose in determining whether a matter has been approved.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth as of November 24, 2008, certain information regarding beneficial ownership of our common stock by each person who is known by us to beneficially own more than 5% of our common stock. This table also identifies the stock ownership of each of our directors and officers and all directors and officers as a group. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Beneficial ownership is determined in accordance with Securities and Exchange Commission (“SEC”) rules and generally includes voting or investment power with respect to securities. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated. Unless otherwise noted, the principal address of each of the stockholders, directors and officers listed below is c/o ChinaCast Education Corp., 15 Reignwood Center, No. 8 Yong An Dong Li, Jian Guo Men Wai Avenue Beijing 100022, PRC.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned (2)	Percentage of Outstanding Shares Common Stock (3)
Yin Jianping (4)	3,099,121	8.75%
Ron Chan Tze Ngon	2,071,945	5.85%
Justin Tang (5)(10)	390,000	1.1%
Jim Ma (6)	223,849	*
Michael Santos (7)	153,023	*
Richard Xue (8)(10)	110,000	*
Antonio Sena	93,941	*
Li Wei (9)	82,156	*
Daniel Tseung (10)	10,000	*
All directors and officers as a group (9 persons)	6,234,035	17.60%
Fir Tree, Inc. (11)	6,031,556	17.03%
Super Dynamic Consultancy Limited (4)	3,099,121	8.75%
DTV Network Systems Inc. (12)	2,957,573	8.35%

* Less than one percent.

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to securities anticipated to be exercisable or convertible at or within 60 days of the date hereof, are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. The indication herein that shares are anticipated to be beneficially owned is not an admission on the part of the listed stockholder that he, she or it is or will be a direct or indirect beneficial owner of those shares.

(2)	The information was derived from public filings or information provided to the Company by the respective shareholders.

(3)	Based upon 35,425,998 shares outstanding as of November 24, 2008.

(4)
Represents shares owned by Super Dynamic Consultancy Limited (“SDCL”), a company in which Mr. Yin holds a 31.36% interest through Turnaround Limited. Mr. Yin holds a 49% interest in Turnaround Limited. The address of SDCL is Unit 2001, 108 Java Road, North Point, Hong Kong.

(5)	Mr. Tang’s business address is A-3701 Beijing Fortune Plaza, 7 Middle Dongsanhuan Rd., Chaoyang District, Beijing, PRC.

(6)	Includes 141,651 shares held by Isthoch Assets Limited, a company of which Mr. Ma is the sole shareholder.

(7)	Includes 70,825 shares held by Bostwicken Consultancy Limited, a company of which Mr. Santos’ wife is the sole shareholder.

(8)	Mr. Xue’s business address is Suite 3606, Lippo Plaza, 222 Huai Hai Road, Shanghai, P.R.C.

(9)	Represents shares held by Time Global International Limited, a company of which Mr. Li is the sole shareholder.

(10)
Includes 10,000 shares of a total of 100,000 shares of the Company’s common stock granted to each independent director of the Company. The remaining shares are to be granted in two remaining tranches of 30,000 and 60,000 shares on February 9, 2009 and 2010, respectively.

(11)
Fir Tree Value Master Fund, L.P. (“Fir Tree Value”) and Fir Tree Capital Opportunity Master Fund, L.P. (“Fir Tree Capital”) are the beneficial owners of 5,001,374 and 1,030,182 shares of Common Stock, respectively. Fir Tree, Inc., as the investment manager of Fir Tree Value and Fir Tree Capital, has sole voting and dispositive power over the shares held collectively by Fir Tree Value and Fir Tree Capital. The business address of Fir Tree, Inc. is 505 Fifth Avenue, 23rd Floor, New York, New York 10017.

(12)
 William Little has sole voting and dispositive power over the shares of DTV Network Systems, Inc. The address of the DTV Network Systems, Inc. is 2230 E Imperial Hwy, El Segundo, California USA 90245-3543.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information about our directors and executive officers as of October 24, 2008.

Name	Age	Title
Ron Chan Tze Ngon	52	Chairman and Chief Executive Officer
Yin Jianping	48	Vice Chairman and Non-Executive Director
Daniel Tseung*	37	Director
Justin Tang*	37	Director
Richard Xue*	37	Director
Li Wei	45	Chief Operating Officer
Antonio Sena	53	Chief Financial Officer and Secretary
Michael Santos	47	Chief Marketing Officer
Jim Ma	36	Chief Accounting Officer & Vice President, Finance

* Member of the audit, nominating and corporate governance, and compensation committees.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the meeting, five directors will be elected by the stockholders to serve until the next Annual Meeting of Stockholders or until their successors are elected and shall qualify. It is intended that the accompanying proxy will be voted for the election, as directors, of Messrs. Chan, Yin, Tang, Tseung and Xue, unless the proxy contains contrary instructions. The Company has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. In the event that any of the nominees should become unable or unwilling to serve as a director, however, the persons named in the proxy have advised that they will vote for the election of such person or persons as shall be designated by the directors.

Set forth below are the respective principal occupations or brief employment histories of the five nominees and the periods during which each has served as a director of the Company.

Ron Chan Tze Ngon has been Chairman and Chief Executive Officer of our Company since February 9, 2007, responsible for the strategic direction and shaping of the various business models of ChinaCast Communication Holdings Limited (“CCH”). Mr. Chan was appointed Chief Executive Officer of CCH in 1999. Mr. Chan worked as a sales executive in Sun Hung Kai (China) Limited from 1983 to 1985, and from 1985 to 1986 was sales manager for Unisys China Limited. From 1987 to 1988, he was strategic account manager for Unisys Asia Limited, and thereafter joined Unisys Hong Kong Limited as a sales director until 1990. Mr. Chan then joined CL Computer China/Hong Kong Limited as its general manager prior to founding, in 1993, Technology Ventures Holdings, an information technology company currently listed on the Hong Kong Stock Exchange. Mr. Chan holds a Master of Science, Mathematics degree and a Master of Computer Science degree, both from Concordia University in Montreal, Canada.

Yin Jianping has been a Vice-Chairman and non-executive director of our Company since February 9, 2007 and is responsible for our overall management, operations and strategic direction. Mr. Yin has been the Chairman of CCH since 2000. Mr.Yin graduated from the Southwest Finance and Economy University of China with a bachelor’s degree in finance. From 1984 to 1993, Mr. Yin worked in various PRC government departments, including heading the Economic Planning Department of the Tibet Municipal Government and serving as Economic Planning Officer of Naqu Region, Tibet Province. Mr. Yin left government service, and from 1993 to 1997 ran his own businesses in Sichuan Province, PRC. Prior to joining ChinaCast in 2000, he was the president of Lasha Beer Company Limited, where he was in charge of its daily operations from 1997 to 2000.

Justin Tang has been a director of our Company since February 9, 2007 and is a co-founder of Blue Ridge China, a private equity fund formed in 2006 that invests in companies in China. Prior to that, Mr. Tang was the co-founder of eLong, Inc., a leading online travel service company in China. From 2001 to 2006, Mr. Tang served as Chairman and CEO of eLong and in similar key executive positions at its predecessor company from 1999 to 2001. Prior to founding eLong, Mr. Tang held various positions in the financial services industry in the United States from 1993 to 1999. Mr. Tang studied at Nanjing University in China and received his BS degree from Concordia College in the United States.

Daniel Tseung has been a director of our Company since February 9, 2007 and is currently the Managing Director at Sun Hung Kai Properties Direct Investments Ltd., the private equity division of one of Asia’s largest conglomerates, as well as Director of Investments for SUNeVision Holdings Limited, an Asian Internet infra-structure and services provider. He was previously a Director in the Technology & Communications Group of GE Equity, the private equity arm of GE Capital. He also currently serves on the Board of Directors of RCN Corporation (NASDAQ: RCNI) and Owens Corning (NYSE: OC). Mr. Tseung holds a Bachelor’s degree from Princeton University and a Master’s Degree from Harvard University.

Richard Xue has been a director of our Company since February 9,2007 and since July 2005 has been the Chief Financial Officer at Target Media, one of the largest out-of-home advertising network in China. Prior to joining Target Media he was Vice President of Strategy and Business Development at eLong, the second largest online travel company in China. Prior to joining eLong in December 2003, Mr. Xue worked for eight years in investment banking in the United States and China. Mr. Xue studied at Tsinghua University in China and received a BS degree in Physics from University of Illinois and an MBA degree from University of Chicago in the United States.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE ABOVE NOMINEES.

Board Practices

Our business and affairs are managed under the direction of our board of directors. The primary responsibilities of our board of directors are to provide oversight, strategic guidance, counseling and direction to our management. It is our expectation that the board of directors will meet regularly on a quarterly basis and additionally as required.

Board Committees

Our board of directors has an audit committee, a nominating and corporate governance committee, and a compensation committee, each established in 2007. Our board of directors has determined that Daniel Tseung, Justin Tang and Richard Xue, the members of these committees, are “independent” under the current independence standards of Nasdaq Marketplace Rule 4200(a)(15) and meet the criteria for independence set forth in Rule 10A-3(b)(1) under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our board of directors has also determined that these persons have no material relationships with us — either directly or as a partner, stockholder or officer of any entity — which could be inconsistent with a finding of their independence as members of our board of directors.

Audit Committee

The Audit Committee was established on February 9, 2007, and adopted its charter on February 9, 2007. The function of the Audit Committee is to provide assistance to the Board of Directors in fulfilling its oversight responsibility to stockholders, potential stockholders, the investment community and others relating to:

▪	the integrity of the Company’s financial statements;

▪	the financial reporting process;

▪	the systems of internal accounting and financial controls;

▪	the performance of the Company’s internal audit function and independent auditors;

▪	the independent auditors’ qualifications and independence; and

▪	the Company’s compliance with ethics policies and legal and regulatory requirements. The Audit Committee had six meetings in 2007.

The members of the audit committee are Richard Xue, Justin Tang and Daniel Tseung, who served as the Chair of the Audit Committee. All of the above-listed audit committee members are considered “independent” under the current independence standards of NASDAQ Marketplace Rule 4200(a)(15) and meet the criteria for independence set forth in Rule 10A-3(b)(1) of the Exchange Act as determined by the Board of Directors.

The Board of Directors has determined that we have at least one audit committee financial expert, as defined in the Exchange Act, serving on our audit committee. Richard Xue is the “audit committee financial expert” and is an independent member of the Board of Directors.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2007 with management, and has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committee, as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the independent auditors the independent auditors’ independence; and based on the review and discussions referred above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 for filing with the SEC.

Nominating and Governance Committee

The members of the Nominating and Governance Committee are Daniel Tseung, Richard Xue and Justin Tang who serves as the Chairman of the Nominating and Governance Committee. Each of the above-listed nominating committee members are considered “independent” under the current independence standards of NASDAQ Marketplace Rule 4200(a)(15) and meet the criteria for independence set forth in Rule 10A-3(b)(1) of the Exchange Act as determined by the Board of Directors. The function of the Nominating and Corporate Governance Committee is to assist and advise the Board of Directors with respect to:

▪
making recommendations to the Board or Directors regarding the size and composition of the Board of Directors, establish procedures for the nomination process and screen and recommend candidates for election to the Board of Directors;

▪	reviewing with the Board of Directors from time to time the appropriate skills and characteristics required of Board members;

▪	establishing and administer a periodic assessment procedure relating to the performance of the Board of Directors as a whole and its individual members; and

▪
making recommendations to the Board of Directors regarding corporate governance matters and practices, including formulating and periodically reviewing corporate governance guidelines to be adopted by the Board of Directors.

The Nominating and Governance Committee does not consider candidates recommended by stockholders. The Nominating and Governance Committee had one meeting in 2007. The Nominating and Governance Committee has approved and recommended the nominees for election as director at this Annual Meeting of Stockholders.

Compensation Committee

The Compensation Committee was established on February 9, 2007, and adopted its charter on February 9, 2007. The members of the Compensation Committee are Justin Tang, Daniel Tseung and Richard Xue who serves as the Chairman of the Compensation Committee. Each of the above-listed compensation committee members were or are considered “independent” under the current independence standards of NASDAQ Marketplace Rule 4200(a)(15) and meet the criteria for independence set forth in Rule 10A-3(b)(1) of the Exchange Act as determined by the Board of Directors.

The Compensation Committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for our officers.

The function of the Compensation Committee is to evaluate, recommend to the Board of Directors, and/or determine, the compensation levels of the Company’s executives, including the Chief Executive Officer; and the equity allocations relating to the Company’s equity programs.

No member of our Compensation Committee has at any time been an officer or employee of ours or our subsidiaries. No interlocking relationship exists between our Board of Directors or Compensation Committee and the Board of Directors or compensation committee of any other company, nor has any interlocking relationship existed in the past. The Compensation Committee had one meeting in 2007.

Communications with the Board of Directors

The Board of Directors maintains a process for stockholders to communicate with the Board. Stockholders wishing to communicate with the Board or any individual director must mail a communication addressed to the Secretary of the Company, ChinaCast Education Corporation, 15 Reignwood Center, No. 8 Yong An Dong Li, Jian Guo Men Wai Avenue, Beijing 100022, PRC. Any such communication must state the number of shares of Common Stock beneficially owned by the stockholder making the communication. All of such communications will be forwarded to the full Board of Directors or to any individual director or directors to whom communication is directed unless the communication is clearly of a marketing nature or is inappropriate, in which case we have the authority to discard the communication or taking appropriate legal action regarding the communication.

Family Relationships

There are no family relationships among any of the executive officers or directors of the Company.

Code of Ethics

We adopted a code of business conduct and ethics that applies to our Chief Executive Officer and Chief Financial Officer, and other persons who perform similar functions. A written copy of the Code can be obtained from our website at www.chinacasteducation.com. Our Code of Ethics is intended to be a codification of the business and ethical principles which guide us, and to deter wrongdoing, to promote honest and ethical conduct, to avoid conflicts of interest, and to foster full, fair, accurate, timely and understandable disclosures, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations and accountability for adherence to this Code.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table contains information concerning the compensation of our executive officers for the fiscal years ended December 31, 2007 and 2006.

The compensation for 2006 was paid by ChinaCast Communication Holdings Limited (“CCH”) prior to our acquisition of CCH.

Name and Principal Position	Year	Salary ($)(2)	Bonus ($)	Option Award ($)	All Other Compensation ($)	Total ($)
Ron Chan Tze Ngon,	2007	135,313	-			135,313
Executive Director & Chief Executive Officer(1)	2006	135,910	-	-	-	135,910
Li Wei,	2007	78,404	-	-	-	78,404
Chief Operating Officer(1)	2006	75,261	-	-	-	75,261
Antonio Sena,	2007	130,700	-	-	-	130,700
Chief Financial Officer(1)	2006	92,666	-	-	-	92,666
Michael Santos,	2007	184,517	-	-	-	184,517
Chief Marketing Officer(1)	2006	185,332	-	-	-	185,332
Jim Ma,	2007	101,484	-	-	-	101,484
Vice President, Finance(1)	2006	101,932	-	-	-	101,932

(1)	Reflects the position held with CCH during 2006 prior to the reverse takeover, and the Company during 2007.

(2)	Reflects U.S. Dollar value of salary paid by CCH in 2006 prior to the reverse takeover, and by the Company in 2007.

Outstanding Equity Awards At Fiscal Year End

There were no outstanding equity awards at December 31, 2007.

Pension Plans

We do not sponsor any qualified or non-qualified defined benefit plans.

Non qualified Deferred Compensation

We did not maintain a non-qualified defined contribution or deferred compensation plan during 2007.

Director Compensation

The following table summarizes compensation that our directors earned during 2007 for services as members of our board and board committees:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Options Awards ($)	All Other Compensation ($)	Total ($)
Yin Jian Ping	202,969	-	-	-	202,969
Daniel Tseung	63,778	-	-	-	63,778
Justin Tang	63,778	-	-	-	63,778
Richard Xue	63,778	-	-	-	63,778

The three independent directors, Daniel Tseung, Justin Tang and Richard Xue, were each entitled to a director’s fee of US$70,000 per annum. Each independent director has also been allocated 100,000 shares of restricted common stock as part of their compensation to be issued over three years in the following tranches:

Date	Shares

February 9, 2008	10,000
February 9, 2009	30,000
February 9, 2010	60,000

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and any person who owns more than 10% of our common stock, to file with the SEC initial reports of ownership of our common stock within 10 days of becoming a director, executive officer or greater than 10% stockholder, and reports of changes in ownership of our common stock before the end of the second business day following the day on which a transaction resulting in a change of ownership occurs. Directors, executive officers and greater than 10% stockholders are required by SEC regulations to provide us with copies of all Section 16(a) forms they file.

Based on the Company’s review of copies of Forms 3, 4 and 5 filed with the SEC or written representations from certain reporting persons, we believe that during fiscal year 2007, all of the executive officers complied with the filing requirements of Section 16(a) of the Exchange Act, except that the following persons failed to timely file a Form 3: Yin Jianping, Daniel Tseung, Justin Tang, Richard Xue, Li Wei, Antonio Sena and Ron Chan Tze Ngon, and the following persons failed to timely file a Form 4: Yin Jianping, Justin Tang, Richard Xue, Antonio Sena, and Ron Chan Tze Ngon.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There have been no other transactions since December 31, 2007, or any currently proposed transaction, or series of similar transactions, to which the Company was or is to be a party, in which the amount involved exceeds $120,000 and in which any current or former director of officer of the Company, any 5% or greater shareholder of the Company or any member of the immediate family of any such persons had, or will have, a direct or indirect material interest other than as disclosed below.

In the fiscal year ended December 31, 2007, the Company provided satellite related services amounting to RMB 1.4 million (US$0.2 million) to Wuhan Huashiyi ChinaCast Tele-Education Co., Ltd. (“Huashiyi”), which is an equity method investment of ChinaCast Co., Ltd. (“CCL”). The amount due from Huashiyi as of December 31, 2007 was RMB1.6 million (USD$0.2 million). In the fiscal year ended December 31, 2007, total transactions with CCL, including service fees, reimbursements, and satellite platform usage, amounted to RMB 25.1 million (USD$3.7 million).

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT PUBLIC ACCOUNTANTS

The firm of Deloitte Touche Tohmatsu CPA Ltd. (“DTT”) was selected to serve as our independent auditors beginning the fiscal year ended December 31. The Board of Directors has appointed DTT to continue as our independent auditors for the 2008 fiscal year. A representative from DTT is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if such representative desires to do so. Our former auditors, the firm of Goldstein Golub Kessler LLP (“GGK”) served as our independent auditors from our inception to February 28, 2007. No representative from GGK is expected to be present at the Annual Meeting.

Change in Principal Accountant

Effective as of February 28, 2007, the resignation of GGK as the Company’s principal accountant was accepted by the Company. During GGK’s retention as the Company’s principal accountant, there were no disagreements with GGK on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to GGK’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports. Similarly, none of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred during the time that GGK was engaged as the Company’s principal accountant. None of GGK’s audit reports on the Company’s consolidated financial statements contained any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the year ended December 31, 2006 and through February 28, 2007, the Company did not, nor did anyone acting on its behalf, consult with DTT regarding the application principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements, or any reportable events described under Items 304(a)(2)(ii) of Regulation S-K.

Fees of Independent Auditor

Audit Fees

For the fiscal year ended December 31, 2006, the audit fee billed by DTT was $0.4 million. For the fiscal year ended December 31, 2007, the audit fee billed by DTT was $0.5 million. Another $0.4 million was billed by our independent registered public accounting firm during the fiscal year ended December 31, 2007, for rendering assurance and related services reasonably related to the performance of review of financial statements and other procedures in connection with the Company’s filings.

Audit Related Fees

Excluding those fees disclosed in the Audit Fees section above, there were no audit related fees for the fiscal years ended December 31, 2006 and 2007.

Tax Fees

During the fiscal year ended December 31, 2006, we paid approximately $0.03 million to a member firm of DTT for tax compliance work. During the fiscal year ended December31, 2007, we paid approximately $0.1 million to a member firm of DTT and DTT for tax compliance work and other tax related services.

All Other Fees

Non-audit fees billed by GGK after the year ended December 31, 2007, but before their resignation was US$103,646.

During the fiscal years ended December 31, 2006 and 2007, there were no fees billed for products and services provided by the independent registered public accounting firm other than those set forth above.

Pre-Approval Policies and Procedures

Our audit committee together with the entire board of directors evaluates and approves in advance the scope and the cost of the engagement of an auditor before the auditor renders audit and non-audit services. We do not have any pre-approval policies and procedures.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF
THE APPOINTMENT OF THE INDEPENDENT PUBLIC ACCOUNTANTS.

MISCELLANEOUS
2008 STOCKHOLDER PROPOSALS

A stockholder who wishes to make a proposal pursuant to Rule 14a-8 of the Exchange Act at our 2008 Annual Meeting of Stockholders, that will be held in 2009, for inclusion in the Company’s proxy statement and form of proxy for such meeting must notify the Company no later than July 13, 2009.

Rule 14a-4 of the SEC proxy rules allows the Company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders if the Company does not have notice of the matter at least 45 days before the date corresponding to the date on which the Company first mailed its proxy materials for the prior year’s annual meeting of stockholders or the date specified by an overriding advance notice provision in the Company’s bylaws. The Company’s bylaws do not contain such an advance notice provision.

GENERAL

Management is not aware of any matters to be presented for action at the Annual Meeting, except matters discussed in the Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons voting the proxies.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports, proxy statements and other information with the Securities and Exchange Commission. Stockholders may read and copy any reports, statements or other information that we file at the SEC’s public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at http://www.sec.gov. The Company’s Annual Report on Form 10-KSB for the year ended December 31, 2007 was mailed along with this proxy statement.

STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED DECEMBER 2, 2008. STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE.

By order of the Board of Directors /s/Ron Chan Tze Ngon Ron Chan Tze Ngon Chairman of the Board of Directors and Chief Executive Officer

December 2, 2008

CHINACAST EDUCATION CORPORATION

PROXY FOR ANNUAL MEETING

TO BE HELD ON DECEMBER 18, 2008

The undersigned stockholder of ChinaCast Education Corporation, a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby appoints Ron Chan Tze Ngon and Antonio Sena, or any of them, proxies and attorneys-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the 2008 Annual Meeting of Stockholders of the Company to be held at 8:00 a.m. (local time), at 15 Reignwood Center, 8 Yong An Dong Li, Jian Guo Men Wai Avenue, Beijing 100022, PRC on December 18, 2008, or at any adjournment or postponement thereof, and to vote, as designated below, all shares of common stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

The Board of Directors recommends that you vote “FOR” each proposal.

1.	Elect Five (5) Directors

1. Ron Chan Tze Ngon	2. Yin Jianping	3. Daniel Tseung
4. Justin Tang	5. Richard Xue

☐	FOR all nominees listed above (except those whose names or numbers have been written on the line below).	☐	WITHHOLD AUTHORITY to vote for all nominees listed above.

2.	Proposal to ratify the appointment of Deloitte Touche Tohmatsu CPA Ltd. as the Company’s independent auditors.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

☐ FOR	☐ AGAINST	☐ ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH PROPOSAL SPECIFICALLY IDENTIFIED ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Date: ________, 2008

PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating, where proper, official position or representative capacity. For stock held in joint tenancy, each joint owner should sign.